Note 2 - Warrant Liability and Fair Value of Financial Instruments - Schedule of Fair Value Measurements (Details) - Fair Value, Inputs, Level 3 [Member] - Warrant [Member] $ in Thousands	12 Months Ended
Mar. 31, 2024 USD ($)
Beginning balance	$ 0
Additions	4,556
Change in fair value measurements - warrants mark-to-market	3,444
Settlement and reclassification to equity	(8,000)
Ending balance	$ 0